UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2018 Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise VIP MLP & Pipeline Portfolio: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	19

Trustees and Officers	20

Additional Information	22

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio Class II Shares (TVPTX) Inception: 4/2014	North American pipeline companies	$8,214.4

1 As of 12/31/2018
2 As of 11/30/2018

2	Tortoise

2018 Annual Report | November 30, 2018

Letter to shareholders

Dear shareholders,

The broader energy sector, as represented by the S&P Energy Select Sector® Index, retreated substantially during the last fiscal quarter ending Nov. 30, 2018, returning -10.6%, bringing the full fiscal year performance to -1.6%. Commodity prices were volatile with crude oil prices seeing both the peak and trough for the fiscal year in the last three months. Oversupply concerns including: continued U.S. production growth, increased production from the Organization of the Petroleum Exporting Countries (OPEC), specifically Saudi Arabia in anticipation of the Iranian sanctions, and uncertainty leading up to the OPEC meeting in Vienna on Dec. 5, all contributed to driving oil prices lower. The midstream segment pulled back along with broad energy, as well as from near-term uncertainty around simplification transactions and further evolution of the midstream segment.

Upstream

Upstream oil and gas producers experienced a stark reversal in performance during the final quarter with the Tortoise North American Oil and Gas Producers IndexSM returning -20.4%, bringing fiscal year-end performance to -10.4%. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal year at slightly more than $50 per barrel after approaching $80 per barrel in early Oct. Crude oil prices began the fiscal year on Dec. 1, 2017 at $58.36 and steadily increased over the first three fiscal quarters. The last fiscal quarter brought volatility as oil prices fell from a fiscal year high of $76.41 on Oct. 3 to a low of $50.22 on Nov. 23, 2018 and ended the fiscal year at $50.93.

U.S. crude oil production is expected to average 10.9 million barrels per day (MMbbl/d) in 2018 and to increase further to 12.1 MMbbl/d in 2019. This is significant growth from the 9.4 MMbbl/d produced in 2017.1 The U.S. Energy Information Administration (EIA) forecasts a global liquid fuels production increase of 1.4 MMbbl/d in 2019. Production growth in the U.S. will be offset by declining OPEC production as per the agreed upon cut of 800,000 barrels per day (b/d) at the OPEC meeting in early December as well as the 400,000 b/d cut from other countries including Russia. On the other side of the equation, the EIA expects global liquid fuels consumption to grow by 1.5 MMbbl/d, largely driven by increases in China, U.S. and India.

Natural gas prices increased during the fourth fiscal quarter as inventories were low at the end of injection season followed by cold weather in parts of the country. Weather played a factor in natural gas prices throughout the fiscal year. They opened at $2.84 per million British thermal units (MMBtu), quickly rose in January to peak at $6.24 and fell to a fiscal year low of $2.49 in February. The fiscal year ending Nov. 30, 2018 closed at a price of $4.61. Natural gas production is expected to average 80.7 billion cubic feet per day (bcf/d) in 2018 and 87.3 bcf/d in 20192. The U.S. continues to export significant amounts of natural gas by pipeline to Mexico and liquefied natural gas (LNG) to the rest of the world, which is benefiting natural gas producers.

Midstream

Performance in the midstream sector declined along with broad energy as represented by the Tortoise North American Pipeline IndexSM return of -6.8% and the Tortoise MLP Index® return of -9.4% for the fourth fiscal quarter eliminating all gains, resulting in essentially flat 2018 fiscal year performance for both indexes. Despite market turmoil, midstream companies showed their resilience with nearly 95% of midstream MLPs increasing or maintaining their third quarter distribution over the prior quarter.

As the midstream energy landscape continues to evolve, so does the MLP structure. We expect even higher coverage and lower leverage going forward. Many companies have shifted to self-funding the equity portion of their capital expenditure programs, reducing reliance on capital markets access. As a result, we expect dramatically less equity supply issuance in 2019 and beyond as companies focus on return of capital to shareholders in the form of strong yield, distribution growth and stock buybacks. Some companies are also selling non-core assets to arbitrage the valuation gap between private and public midstream assets.

We’ve deemed 2018 as the year of the transaction, with more than half of MLP companies participating in simplification transactions. These transactions have benefited the sector, leading to improved corporate governance and the removal of incentive distribution rights (IDRs). We expect this trend to continue and by the end of 2019 we anticipate more than 85% of MLPs will have eliminated IDRs.

With significant midstream investment needed to transport the record U.S. energy supply to areas of demand, including export facilities, several pipeline companies are planning to consolidate efforts to efficiently put capital to work. One example is a potential consolidation of two competing Permian Basin crude oil export lines. If combined, the project would be owned by six different midstream companies and would ease concerns of over investment in basin takeaway capacity. Our outlook for capital investments remains at approximately $139 billion for 2018 to 2020 in MLPs, pipelines and related organic projects.

Downstream

Cleaner energy solutions continue to change the energy landscape. The breakdown of electricity generation in the U.S. continues to evolve. The most notable transition is the continued displacement of coal by natural gas. Renewables are also expected to continue to gain market share, primarily through the use of solar energy as the average U.S. solar generation is expected to rise by more than 40% from 2017 to 2019.1 We anticipate that utilities will continue to find opportunities to include renewable infrastructure into their rate base, the value of the property on which the utility is permitted to earn a rate of return. Petrochemical companies, another downstream end-user of energy, will likely take advantage of higher natural gas liquids (NGL) supplies, increasing their margins.

(unaudited)

Tortoise	3

Regulatory updates

There were two noteworthy issues on the mid-term ballots in November. First, Colorado’s Proposition 112 proposing a 2,500 foot drilling setback from occupied structures, was defeated. We believe that the Colorado energy industry and state legislature will likely work together towards a permanent resolution in the near future, removing any uncertainty regarding the issue. Second, in Nevada, voters approved Question 6, a ballot measure to increase the state’s renewable portfolio standard (RPS) to 50% by 2030. The measure will require re-approval in 2020 in order to go into effect. The state hopes to spur investment and advance its leadership in renewable energy.

Capital markets

Capital markets activity slowed further during the last fiscal quarter with MLPs and other pipeline companies raising approximately $9.5 billion in total capital, with nearly all of the issuance in debt. This brings the total capital raised for the fiscal year to approximately $43.5 billion, significantly lower than the previous fiscal year. Alternative options for capital and self-funding projects continue to trend higher and we expect the trend to continue in the future.

Merger and acquisition activity among MLPs and other pipeline companies picked up during the last fiscal quarter with more than $44 billion in announced transactions, bringing the fiscal year’s announced transactions to more than $150 billion. There were two large transactions announced in the fourth fiscal quarter with Western Gas’ simplification transaction and strategic deal between Western Gas Partners, LP, Western Gas Equity Partners, LP and Anadarko Petroleum Corporation, valued at approximately $11.5 billion being the largest. EnLink Midstream, LLC also announced a simplification transaction to acquire EnLink Midstream Partners, LP in a deal valued at approximately $10 billion.

Concluding thoughts

As we set course in 2019, we see a positive energy backdrop with crude oil supply and demand in balance and natural gas inventories low. With oil prices above the $40 per barrel break-even price in the U.S., we expect U.S. production growth for crude oil, natural gas and NGLs to meaningfully increase again and likely surpass the record 2018 production. Beyond strong fundamentals and compelling valuations, key catalysts unfolding in the midstream sector include: structure clarity as simplification transactions wind down, increased return of capital to shareholders and improved fund flows into the sector. Because of this favorable backdrop, we are excited about the sector’s prospects in 2019.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, Short-Term Energy Outlook, December 2018
2 PIRA Natural Gas, December 2018

(unaudited)

4	Tortoise

2018 Annual Report | November 30, 2018

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.50%

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage, interest, taxes and extraordinary expenses) through March 31, 2019. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding this expense limit.

Top ten holdings (as of November 30, 2018)

1.	The Williams Companies, Inc.	8.9%
2.	ONEOK, Inc.	8.3%
3.	Cheniere Energy, Inc.	7.8%
4.	Kinder Morgan, Inc.	7.6%
5.	TransCanada Corporation	7.4%
6.	Targa Resources Corp.	5.8%
7.	Plains GP Holdings, L.P.	5.0%
8.	Enbridge Inc.	4.7%
9.	Pembina Pipeline Corporation	4.6%
10.	Energy Transfer LP	4.5%

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●	Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).

●	History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.

●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.

●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.

●	Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through November 30, 2018

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through November 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Natural gas liquids (NGL) volume growth benefitting integrated pipeline network
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Benefited from final investment decision for additional liquefied natural gas (LNG) train and strong global LNG demand
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian Basin
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquired by its general partner for 11% premium in simplification transaction
Targa Resources Corp.	Midstream gathering and processing company	Permian Basin wet gas volume growth

Bottom five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects
The Williams Companies, Inc.	Midstream gathering and processing C-Corp	Concerns around Northeast volume growth
Inter Pipeline Ltd.	Midstream crude oil pipeline company	Concerns about ability to execute propane dehydrogenation (PDH) project
Shell Midstream Partners, L.P.	Midstream crude oil pipeline MLP	Dropdown timing uncertainty
Keyera Corp.	Midstream natural gas/natural gas liquids pipeline company	Anticipation of narrower marketing spreads in Canada

Total returns (as of November 30, 2018)

Ticker	Class	1 year	3 years	Since inception(1)	Gross expense ratio
TVPTX	Class II	-0.99%	5.60%	-4.14%	3.78%
S&P 500® Index(2)		6.27%	12.16%	10.96%	—
TNAPT(3)		0.70%	8.91%	0.39%	—

(1)	Reflects period from fund inception on April 30, 2014 through November 30, 2018.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise

2018 Annual Report | November 30, 2018

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 – November 30, 2018).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(06/01/2018 to
	(06/01/2018)	(11/30/2018)	11/30/2018)
Class II Actual(2)	$1,000.00	$935.10	$7.28
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.55	$7.59
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended November 30, 2018 of -6.49%.

(unaudited)

8	Tortoise

2018 Annual Report | November 30, 2018

Schedule of Investments
November 30, 2018

	Shares	Fair Value
Common Stock — 75.7%(1)
Canadian Crude Oil Pipelines — 12.2%(1)
Enbridge Inc.	12,858	$420,842
Inter Pipeline Ltd.	16,327	262,481
Pembina Pipeline Corporation	12,153	409,780
		1,093,103
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.8%(1)
Keyera Corp.	10,193	223,246
TransCanada Corporation	16,089	658,362
		881,608
United States Crude Oil Pipelines — 6.7%(1)
Plains GP Holdings, L.P.	19,982	442,202
SemGroup Corp.	10,109	164,069
		606,271
United States Marine Transportation — 0.3%(1)
GasLog Partners LP	1,195	27,497
United States Natural Gas Gathering/Processing — 17.8%(1)
Antero Midstream GP LP	9,770	144,694
EnLink Midstream, LLC	13,300	152,019
Targa Resources Corp.	11,530	514,584
The Williams Companies, Inc.	31,309	792,744
		1,604,041
United States Natural Gas/Natural Gas Liquids Pipelines — 28.9%(1)
Altus Midstream Co.(2)	2,342	18,151
Altus Midstream Co.(2)(3)	5,257	39,480
Cheniere Energy, Inc.(2)	11,273	689,006
Equitrans Midstream Corp.(2)	10,895	243,176
Kinder Morgan, Inc.	39,692	677,542
ONEOK, Inc.	12,004	737,406
Tallgrass Energy LP	8,856	189,164
		2,593,925
Total Common Stock
(Cost $7,393,527)		6,806,445

Master Limited Partnerships — 23.3%(1)

United States Crude Oil Pipelines — 4.4%(1)
Andeavor Logistics LP	2,848	106,287
BP Midstream Partners LP	2,685	45,296
PBF Logistics LP	1,284	25,783
Shell Midstream Partners, L.P.	11,574	218,054
		395,420
United States Natural Gas Gathering/Processing — 3.5%(1)
Antero Midstream Partners LP	1,860	51,448
CNX Midstream Partners LP	1,305	23,620
Noble Midstream Partners LP	1,365	45,222
Western Gas Equity Partners, LP	847	24,546
Western Gas Partners, LP	3,791	168,472
		313,308
United States Natural Gas/Natural Gas Liquids Pipelines — 7.5%(1)
Energy Transfer LP	27,540	401,258
Enterprise Products Partners L.P.	8,355	219,319
EQGP Holdings LP	1,362	27,267
EQM Midstream Partners LP	453	21,590
		669,434
United States Refined Product Pipelines — 7.9%(1)
Buckeye Partners, L.P.	2,240	66,214
Holly Energy Partners LP	3,113	87,569
Magellan Midstream Partners, L.P.	3,233	195,532
MPLX LP	5,462	180,956
Phillips 66 Partners LP	3,820	179,158
		709,429
Total Master Limited Partnerships
(Cost $2,300,282)		2,087,591

Short-Term Investment — 1.2%(1)

United States Investment Company — 1.2%(1)
Invesco Government & Agency Portfolio — Institutional Class, 2.11%(4)
(Cost $107,726)	107,726	107,726

Total Investments — 100.2%(1)
(Cost $9,801,535)		9,001,762
Liabilities in Excess of Other Assets, Net — (0.2)%(1)		(13,903)
Total Net Assets — 100.0%(1)		$8,987,859

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security is restricted from resale, considered illiquid and classified as a Level 2 security in the fair value hierarchy. Restricted securities have been fair valued in accordance with procedures approved by the Board of Trustees and have a total fair value of $39,480, which represents 0.4% of net assets. See Note 2 in Notes to the Financial Statements for further disclosure.
(4)	Rate indicated is the current yield as of November 30, 2018.

See accompanying Notes to Financial Statements.

Tortoise	9

Statement of Assets & Liabilities
November 30, 2018

Assets:
Investments, at fair value (cost $9,801,535)	$9,001,762
Receivable for investment securities sold	16,331
Dividends & interest receivable	10,876
Receivable for capital shares sold	24,755
Receivable for Adviser expense reimbursement	17,730
Prepaid expenses	283
Total assets	9,071,737
Liabilities:
Payable to Adviser	6,734
Payable for fund administration & accounting fees	19,018
Payable for compliance fees	2,444
Payable for custody fees	2,046
Payable for transfer agent fees & expenses	3,890
Payable to trustees	78
Payable for audit & tax fees	37,220
Payable for legal fees	4,254
Accrued expenses	6,390
Accrued distribution & shareholder service fees	1,804
Total liabilities	83,878
Net Assets	$8,987,859
Net Assets Consist of:
Capital Stock	$10,268,978
Total distributable earnings (loss)	(1,281,119)
Net Assets	$8,987,859

Class II
Net Assets	$8,987,859
Shares issued and outstanding(1)	1,148,175
Net asset value, redemption price and offering price per share	$7.83

(1)	Unlimited shares authorized

See accompanying Notes to Financial Statements.

10	Tortoise

2018 Annual Report | November 30, 2018

Statement of Operations
For the Year Ended November 30, 2018

Investment Income:
Dividends and distributions from common stock	$285,669
Distributions from master limited partnerships	138,594
Less: return of capital on distributions	(253,864)
Less: foreign taxes withheld	(15,490)
Net dividends and distributions from investments	154,909
Dividends from money market mutual funds	2,336
Total investment income	157,245
Expenses:
Fund administration & accounting fees (See Note 5)	72,751
Advisory fees (See Note 5)	67,648
Audit & tax fees	41,120
Distribution and shareholder service fees — Class II (See Note 6)	31,834
Transfer agent fees & expenses (See Note 5)	15,518
Custody fees (See Note 5)	9,867
Compliance fees (See Note 5)	9,755
Trustee fees (See Note 5)	9,538
Other	8,027
Shareholder communication fees	6,820
Legal fees	6,468
Total expenses before waiver/reimbursement	279,346
Less: expense waiver/reimbursement by Adviser	(159,967)
Net expenses	119,379
Net Investment Income	37,866
Realized and Unrealized Loss on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(69,556)
Net change in unrealized depreciation of investments and translations of foreign currency	(541,018)
Net Realized and Unrealized Loss on Investments and Translations of Foreign Currency	(610,574)
Net Decrease in Net Assets Resulting from Operations	$(572,708)

See accompanying Notes to Financial Statements.

Tortoise	11

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2018	2017
Operations
Net investment income	$37,866	$44,071
Net realized gain (loss) on investments, including foreign currency gain (loss)	(69,556)	98,003
Net change in depreciation of investments and translations of foreign currency	(541,018)	(403,037)
Net decrease in net assets resulting from operations	(572,708)	(260,963)
Capital Share Transactions
Class II:
Proceeds from shares sold	8,480,085	4,569,085
Proceeds from reinvestment of distributions	80,040	140,694
Payments for shares redeemed	(5,391,595)	(4,688,884)
Net increase in net assets resulting from capital share transactions	3,168,530	20,895
Distributions to Shareholders
Class II:
From Distributable Earnings	(80,394)	(141,603) *
Total Increase (Decrease) in Net Assets	2,515,428	(381,671)
Net Assets
Beginning of year	6,472,431	6,854,102 **
End of year	$8,987,859	$6,472,431
Transactions in Shares
Shares sold	978,337	532,532
Shares issued to holders in reinvestment of dividends	10,301	18,015
Shares redeemed	(651,413)	(546,654)
Net increase	337,225	3,893

*	Includes net investment income distributions of $141,603.
**	Includes undistributed net investment income of $120,406.

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Annual Report | November 30, 2018

Financial Highlights
Class II

					Period from
	Year Ended	Year Ended	Year Ended	Year Ended	April 30, 2014(1)
	November 30,	November 30,	November 30,	November 30,	to November 30,
	2018	2017	2016	2015	2014
Per Common Share Data(2)
Net asset value, beginning of period	$7.98	$8.49	$6.93	$10.29	$10.00
Investment operations:
Net investment income (loss)(3)	0.04 (4)	0.06	(0.02)	0.09	0.02
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(3)	(0.12)	(0.39)	1.66	(3.39)	0.27
Total from investment operations	(0.08)	(0.33)	1.64	(3.30)	0.29
Less distributions from:
Net investment income	(0.07)	(0.18)	(0.08)	(0.02)	—
Net realized gains	—	—	—	(0.04)	—
Total distributions	(0.07)	(0.18)	(0.08)	(0.06)	—
Net asset value, end of period	$7.83	$7.98	$8.49	$6.93	$10.29
Total Return(5)	(0.99)%	(3.82)%	23.67%	(32.04)%	2.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$8,988	$6,472	$6,854	$2,140	$1,424
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(6)	3.51%	3.78%	5.70%	9.11%	23.43%
After expense waiver/reimbursement(6)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver/reimbursement(6)	(1.53)%	(1.62)%	(3.01)%	(6.18)%	(21.32)%
After expense waiver/reimbursement(6)	0.48%	0.66%	1.19%	1.43%	0.61%
Portfolio turnover rate(5)	69%	75%	170%	120%	64%

(1)	Inception date of the Fund.
(2)	For a Class II Share outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2017, 2016, 2015 and for the period from April 30, 2014 to November 30, 2014 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(4)	Per share amounts calculated using average shares method.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	13

Notes to Financial Statements
November 30, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of the Trust. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Trust has evaluated the structure, objective and activities of the Fund and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of November 30, 2018, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Fund’s non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Fund reports certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. As of November 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended November 30, 2018, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax years ended November 30, 2015 through 2018.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

During the year ended November 30, 2018, the Fund reallocated the amount of 2017 investment income and return of capital it recognized based on the 2017 tax reporting information received from individual investments. This reclassification amounted to a decrease in net investment income of $7,677 or $0.008 per share, a decrease in unrealized depreciation of investments of $1,955 or $0.002 per share, and an increase in realized gain on investments of $5,722 or $0.006 per share for the year ended November 30, 2018.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended November 30, 2018, there were no reclassifications.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

14	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At November 30, 2018, the Fund had investments in illiquid securities with a total value of $39,480 or 0.4% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid is as follows:

Security	Shares	Date Acquired	Acquisition Cost
Altus Midstream Co.	5,257	11/2018	$52,570

The carrying value per unit of unrestricted common units was $9.97 on August 8, 2018 the date of the purchase agreement and the date an enforceable right to acquire the restricted units was obtained by the Fund.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —

Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Tortoise	15

Notes to Financial Statements (continued)

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the fair value measurements of the Fund’s securities by level within the fair value hierarchy as of November 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common stock	$6,766,965	$39,480	$—	$6,806,445
Master limited partnerships	2,087,591	—	—	2,087,591
Short-term investment	107,726	—	—	107,726
Total investments in securities	$8,962,282	$39,480	$—	$9,001,762

Refer to the Fund’s Schedule of Investments for additional industry information.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of the average daily net assets of the Fund’s Class II shares respectively. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
December 2018 — November 2019	$173,622
December 2019 — November 2020	152,879
December 2020 — November 2021	159,967

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator, until retiring on July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

16	Tortoise

2018 Annual Report | November 30, 2018

Notes to Financial Statements (continued)

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended November 30, 2018, Class II incurred expenses of $19,896 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators that have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended November 30, 2018, Class II incurred shareholder servicing fees of $11,938 under the Agreement.

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Fund for the year ended November 30, 2018 were as follows:

	Purchases	Sales
Other	$8,832,743	$5,394,149

8. Federal Tax Information

As of November 30, 2018, the components of accumulated losses on a tax basis were as follows:

Cost of investments	$9,986,068
Gross unrealized appreciation	92,828
Gross unrealized depreciation	(1,234,440)
Net unrealized depreciation	(1,141,612)
Undistributed ordinary income	56,599
Undistributed long-term capital gain	—
Total distributable earnings	56,599
Other accumulated losses	(196,106)
Total accumulated losses	$(1,281,119)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments.

As of November 30, 2018, the Fund had a long-term capital loss carryforward of $196,106, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2018 tax reporting information from the individual MLPs.

During the year ended November 30, 2018, the Fund paid the following distributions to shareholders:

Ordinary income*	$80,394
Long-term capital gains	—
Total distributions	$80,394

Tortoise	17

Notes to Financial Statements (continued)

During the year ended November 30, 2017, the Fund paid the following distributions to shareholders:

Ordinary income*	$141,603
Long-term capital gains	—
Total distributions	$141,603

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2018, Jefferson National Life Insurance Company, for the benefit of its customers, owned 96.02% of the outstanding shares of the Fund.

10. Subsequent Events

Based upon a recommendation by the Adviser, the Board of Trustees of the Trust has approved a plan of liquidation for the Fund as a series of the Trust, pursuant to which the Fund will be liquidated on or around March 8, 2019 (the “Liquidation”). The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board of Trustees believe the Liquidation of the Fund is in the best interest of shareholders.

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no additional items require recognition or disclosure.

18	Tortoise

2018 Annual Report | November 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees
Tortoise VIP MLP & Pipeline Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Tortoise VIP MLP & Pipeline Portfolio (one of the portfolios constituting the Managed Portfolio Series (the “Fund”), including the schedule of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the of five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor for one or more of the portfolios that comprise the Managed Portfolio Series since 2011.

Minneapolis, Minnesota
January 29, 2019

Tortoise	19

Trustees & Officers (unaudited)
November 30, 2018

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	38	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	38	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	38	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	38	Retired, Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

20	Tortoise

2018 Annual Report | November 30, 2018

Trustees & Officers (unaudited) (continued)
November 30, 2018

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Officers
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since November 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Tortoise	21

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal year ended November 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended November 30, 2018 was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 0%.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

22	Tortoise

Contacts

Board of Trustees	Distributor
David Massart	Quasar Distributors, LLC
Leonard Rush, CPA	777 East Wisconsin Avenue
David Swanson	Milwaukee, WI 53202
Robert Kern
Custodian
Investment Adviser	U.S. Bank, N.A.
Tortoise Capital Advisors, L.L.C.	1555 North Rivercenter Drive
11550 Ash Street, Suite 300	Milwaukee, WI 53212
Leawood, KS 66211
Fund Counsel
Independent Registered Public	Stradley Ronon Stevens & Young, LLP
Accounting Firm	2005 Market Street, Suite 2600
Ernst & Young, LLP	Philadelphia, PA 19103-7096
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant	855-TCA-FUND (855-822-3863)
And Fund Administrator
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

This report should be accompanied or preceded
by a prospectus.
The Fund’s Statement of Additional Information
contains additional information about the Fund’s
trustees and is available without charge upon request
by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended November 30, 2018 and November 30, 2017, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	$143,100	$138,100
Audit-Related Fees	$0	$0
Tax Fees	$73,170	$85,710
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$136,497	$470,680

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	February 7, 2019

By (Signature and Title)*	/s/ Ryan L. Roell
Ryan L. Roell, Treasurer

Date	February 7, 2019

* Print the name and title of each signing officer under his or her signature.